UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2014

Bitcoin Shop, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Fort Myer Drive, Suite #1105 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 17, 2014, Bitcoin Shop, Inc. (the “Company”) formed a Strategic Advisory Board (the “SAB”) whose purpose is to assist and provide advice to the Company’s Board of Directors and management regarding the Company’s corporate strategic plan and matters of particular strategic importance to the Company.  In connection with the formation of the SAB, on October 17, 2014, the Company entered into Strategic Advisory Board Agreements with the initial ten members of its SAB, which nine of such agreements call for compensation to be paid in shares of the Company’s restricted common stock, par value $0.001 per share (the “Common Stock”) and one agreement calls for compensation to be paid in cash (the “Equity SAB Agreement” and the “Cash SAB Agreement, respectively).

Pursuant to the terms of the Cash SAB Agreement and the Equity SAB Agreement, the members shall serve on the SAB until March 31, 2015 and shall receive a monthly fee of $1,000 (the “Monthly Fee”).  Members that executed Equity SAB Agreements shall receive the Monthly Fee in shares of Common Stock calculated by dividing the Monthly Fee by the greater of (i) the volume weighted average stock price for the month and (ii) $0.10.  All the shares of Common Stock to be issued pursuant to the Equity SAB Agreements shall be issued in a certificate to the Members within 15 days from the earlier of (i) the expiration date, and (ii) the termination date of the Equity SAB Agreement.

The shares of Common Stock to be issued to the members of the SAB will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.  Certificates representing these shares will contain a legend stating the above restrictions applicable to such shares.

A copy of the SAB Charter, the form of Equity SAB Agreement and the form of Cash SAB Agreement are filed herewith as Exhibit 10.1, 10.2 and 10.3, respectively.

The foregoing information is a summary of each of the documents and agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those documents and agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those documents and agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The transactions did not involve any underwriters, underwriting discounts or commissions, or any public offering.  The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or Rule 506 thereunder, as a transaction by an issuer not involving a public offering.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

10.1	Charter of Strategic Advisory Board

10.2	Form of Equity Strategic Advisory Board Agreement

10.3	Form of Cash Strategic Advisory Board Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: October 20, 2014	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer